                        Minnesota Life Insurance Company
                                Power of Attorney
                         To Sign Registration Statements


         WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

         WHEREAS, Variable Fund D ("Fund D") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

         WHEREAS, Variable Annuity Account ("Variable Annuity Account") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

         WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account") is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

         WHEREAS, Minnesota Life Variable Universal Life Account ("Variable Universal Life Account") is a separate account of Minnesota Life which has been established for the purpose of issuing group and individual variable universal life insurance policies on a variable basis and which is to be registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies to be registered under the Securities Act of 1933.

         NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota Life, do hereby appoint Dennis E. Prohofsky and Garold M. Felland, and each of them individually, as attorney in fact for the purpose of signing their names and on our behalf as Directors of Minnesota Life and filing with the Securities and Exchange Commission Registration Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable Life Account and the Variable Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity Account, the Variable Life Account and the Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

         Signature                                   Title                            Date
         ---------                                   -----                            ----

     /s/  Robert L. Senkler                          Chairman of the Board,           April 8, 2002
------------------------------------------           President and Chief
     Robert L. Senkler                               Executive Officer


         Signature                                   Title                            Date
         ---------                                   -----                            ----


     /s/  Anthony L. Andersen                        Director                         April 8, 2002
------------------------------------------
     Anthony L. Andersen


     /s/  Richard H. Anderson                        Director                         April 8, 2002
------------------------------------------
     Richard H. Anderson


     /s/  John F. Grundhofer                         Director                         April 8, 2002
------------------------------------------
     John F. Grundhofer


                                                     Director
------------------------------------------
     Robert E. Hunstad


     /s/  Reatha C. King                             Director                         April 8, 2002
------------------------------------------
     Reatha C. King, Ph.D.


     /s/  Dennis E. Prohofsky                        Director                         April 8, 2002
------------------------------------------
     Dennis E. Prohofsky


     /s/  Michael E. Shannon                         Director                         April 8, 2002
------------------------------------------
     Michael E. Shannon


     /s/  William N. Westhoff                        Director                         April 8, 2002
------------------------------------------
     William N. Westhoff
